                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.
[ ]  Confidential for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                              WYANT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

          Common Shares of $.01 par value
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          2,270,617 Common Shares
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          --
        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          --
        ------------------------------------------------------------------------

     (5)  Total fee paid:

          --
        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

          Wyant Corporation
        ------------------------------------------------------------------------

     (4)  Date Filed:

          April 19th, 2000
        ------------------------------------------------------------------------

LOGO

                                                                  April 25, 2000

Dear Shareholder:

       On behalf of the Board of Directors, I cordially invite you to attend the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Wyant Corporation ("Wyant") to be held on Thursday, May 25, 2000, at 10:00 a.m. local time at the Montreal Airport Hilton Hotel, 12505 Cote de Liesse Road, Dorval, Quebec, Canada H9P 1B7. The formal Notice of Annual Meeting and Proxy Statement, fully describing the matters to be acted upon at the Annual Meeting, appear on the following pages.

       The matters to be considered at the Annual Meeting are the election of directors and the ratification of the appointment of Ernst & Young LLP as Wyant's independent certified public accountants.

       AFTER CAREFUL CONSIDERATION, YOUR BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE PROPOSALS BEING PRESENTED AT THE ANNUAL MEETING.

       I urge you to thoroughly review the accompanying Proxy Statement and give these proposals your careful attention before completing the enclosed proxy card.

       Your vote is very important regardless of the number of shares you own. Please sign each proxy card that you receive and return it as soon as possible in the postage-paid return envelope that is provided for your convenience. The return of your proxy card will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.

       Kindly forward your proxy card at your earliest convenience.

                                          Sincerely yours,

                                          /s/ Donald C. MacMartin
                                          -----------------------------------
                                          Donald C. MacMartin
                                          Chairman, President and Chief
                                          Executive Officer

                               WYANT CORPORATION
                           1170 U.S. HIGHWAY 22 EAST
                                   SUITE 203
                         BRIDGEWATER, NEW JERSEY 08807
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 25, 2000
                            ------------------------

                                                                  April 25, 2000

TO THE SHAREHOLDERS OF WYANT CORPORATION:

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Wyant Corporation, a New York corporation ("Wyant"), will be held on Thursday, May 25, 2000, at 10:00 a.m. local time at the Montreal Airport Hilton Hotel, 12505 Cote de Liesse Road, Dorval, Quebec, Canada H9P 1B7, to consider and vote upon:

               1. A proposal to elect seven (7) directors to serve one-year terms on the Board of Directors.

               2. A proposal to ratify the appointment of Ernst & Young LLP as Wyant's independent certified public accountants for the fiscal year ending December 31, 2000.

               3. Any other business as may properly come before the Annual Meeting or any adjournments thereof.

       The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only shareholders of record at the close of business on April 10, 2000 are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

                                               By Order of the Board of
                                               Directors,

                                               /s/ James A. Wyant
                                               -------------------------------
                                               James A. Wyant
                                               Corporate Secretary

       Whether or not you plan to attend this meeting, you are urged to complete, sign and return the enclosed proxy card, no postage to be affixed if mailed in the United States in the envelope provided.

                               WYANT CORPORATION

                           1170 U.S. HIGHWAY 22 EAST
                                   SUITE 203
                         BRIDGEWATER, NEW JERSEY 08807
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 25, 2000
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

GENERAL

       This Proxy Statement is being furnished to the shareholders of Wyant Corporation, a New York corporation ("Wyant"), in connection with the solicitation by the Board of Directors of Wyant (the "Board of Directors") of proxies in the accompanying form for use at its Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 25, 2000, at 10:00 a.m. local time at the Montreal Airport Hilton Hotel, 12505 Cote de Liesse Road, Dorval, Quebec, Canada H9P 1B7, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and the accompanying Notice of Annual Meeting, form of proxy and Annual Report of Wyant for its fiscal year ended December 31, 1999 (the "Annual Report") are being mailed to Wyant shareholders on or about April 25, 2000.

       Only shareholders of record at the close of business on April 10, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. On the Record Date, there were approximately 700 holders of record and there were 2,270,617 shares of common stock of Wyant, par value $.01 per share (the "Common Stock"), issued and outstanding. Each holder of Common Stock is entitled to one vote per share upon all matters to be acted upon at the Annual Meeting.

VOTE REQUIRED

       Assuming a quorum is present at the Annual Meeting,

               (1) the affirmative vote by the holders of a plurality of the shares of Common Stock entitled to vote at the Annual Meeting cast, in person or by properly executed proxy, will be required to act on the election of directors, and

               (2) the affirmative vote by the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting cast, in person or by properly executed proxy, will be required to ratify the appointment of Ernst & Young LLP as Wyant's independent certified public accountants for the fiscal year ending December 31, 2000.

QUORUM; EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

       Pursuant to Wyant's By-laws, the presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be included in determining whether a quorum is present and will have no effect on determining whether the proposals to be considered at the Annual Meeting have been approved.

VOTING AND REVOCATION OF PROXIES

       Shareholders of record on the Record Date are entitled to cast their votes, in person or by properly executed proxy, at the Annual Meeting. A proxy, in the accompanying form, which is properly executed, duly returned to Wyant and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the proxy, the shares of Common Stock represented thereby will be voted FOR (1) the election of the persons nominated herein as directors, (2) the ratification of Ernst & Young LLP as Wyant's independent certified public accountants for the fiscal year ending December 31, 2000 and (3) the approval of such other business as properly may come before the Annual Meeting.

       Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the proxy is voted by (1) filing with the Corporate Secretary of Wyant, at or before the Annual Meeting, a written notice of revocation bearing a date later than the proxy, (2) duly executing a subsequent proxy relating to the same shares and delivering it to the Corporate Secretary of Wyant at or before the Annual Meeting or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

       The Board of Directors is not aware of any business to be acted upon at the Annual Meeting other than as described in this Proxy Statement. If, however, other matters are properly brought before the Annual Meeting, or any adjournments thereof, the persons appointed as proxies or their substitutes will have the discretion to vote or act thereon according to their best judgment and applicable law unless the proxy indicates otherwise.

PROXY SOLICITATION

       The costs of soliciting proxies in the accompanying form will be paid by Wyant. Costs of solicitation include preparation, printing and mailing of the Notice of Annual Meeting and form of proxy, this Proxy Statement and the Annual Report. In addition to solicitation by mail, proxies also will be solicited by the executive officers and regular employees of Wyant, without additional compensation, personally, by telephone or by telecopy. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for proxy materials to be sent to their principals, and Wyant will reimburse such persons for their reasonable expenses in so doing.

RECOMMENDATION OF THE BOARD OF DIRECTORS

       THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF
(1) THE ELECTION OF THE PERSONS NOMINATED HEREIN AS DIRECTORS AND (2) ERNST & YOUNG LLP AS WYANT'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                              AND WYANT MANAGEMENT

       The following table sets forth certain information regarding the ownership of Common Stock as of the Record Date by (1) all of those known by Wyant to be beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock; (2) each director of Wyant, (3) each of the executive officers named in Table I -- 1999 Summary Compensation Table under "Election of Directors -- Executive Compensation -- Summary Compensation Tables;" and (4) all executive officers and directors of Wyant as a group.

                                                         NUMBER OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                  BENEFICIALLY OWNED (1)      PERCENT OF CLASS
------------------------------------                 -------------------------    ----------------
The Wyant Voting Trusts..........................            1,250,252(2)              55.1%
c/o Wyant & Company Inc.
1475, 32nd Avenue
Lachine Quebec
Wyant & Company Inc..............................            1,343,333(3)              37.2%
1475, 32nd Avenue
Lachine, Quebec
First Wilshire Securities Management, Inc........              145,584                  6.4%
600 South Lake Street,
Pasadena, California
Wilen Management Company, Inc....................              185,183                  8.2%
2360 West Joppa Road
Lutherville, Maryland
Donald C. MacMartin..............................              209,268(4)               8.7%
(Chairman of the Board, President & Chief
Executive Officer)
James A. Wyant...................................                    0(2)(3)            0.0%
(Vice Chairman of the Board & Corporate
Secretary)
Marc A. D'Amour..................................               54,169(5)               2.3%
(Vice-President, Chief Financial Officer &
Treasurer)
Robert E. Briggs.................................               50,669(6)               2.2%
(A Director)
Richard J. Charles...............................               16,002(7)               0.7%
(A Director)
Thomas R.M. Davis................................               19,336(8)               0.8%
(A Director)
Nicholas A. Gallopo..............................               17,336(9)               0.8%
(A Director)
John B. Wight....................................               35,335(10)              1.5%
(A Director)
All Directors and Officers as a Group............            2,773,478(11)             75.0%
(8 Persons)

---------------

1. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), a person is deemed to be the beneficial owner, for the purposes of this table, of any shares of Wyant if he or she has or shares voting or investment power with respect to such security or has the right to acquire beneficial ownership of any shares of Wyant within 60 days of the Record Date. For purposes of calculating the percentage of outstanding shares held by each person included in the table above, any shares which such person has the right to acquire within 60 days of the Record Date are deemed to be outstanding, but not for the purpose of calculating the percentage ownership of any other person. Unless otherwise noted, the persons as to whom the information is provided have sole voting and investment power over the shares of Wyant shown as beneficially owned.

2. These shares of Common Stock are held pursuant to certain trust agreements for the benefit of certain Canadian corporations owned by members of the Wyant family as follows: (i) 420,920 shares held for the benefit of Wyant & Company Inc., a Canadian corporation owned by members of the Wyant family ("Wyant & Company"); (ii) 317,333 shares held for the benefit of 3287858 Canada Inc., a Canadian corporation wholly owned by Lynne Emond ("Lynneco"); (iii) 317,333 shares held for the benefit of Derek Wyant Holdings Inc., a Canadian corporation wholly owned by John Derek Wyant, M.D. ("Derekco"); and (iv) 194,666 shares held for the benefit of 3323986 Canada Inc., a Canadian corporation wholly owned by the Estate of the late Gerald W. Wyant ("Geraldco"). The shares held for the benefit of Wyant & Company, Lynneco and Derekco are subject to a voting trust (the "First Voting Trust"), under which James A. Wyant has sole and absolute discretion to vote and dispose of such shares. After March 18, 2003, Wyant & Company, Lynneco and Derekco shall each have the right to have up to ten percent of their respective shares released from the First Voting Trust each year. The First Voting Trust will terminate as of March 18, 2012, unless terminated earlier pursuant to its terms. The shares held for the benefit of Geraldco are subject to the terms of a separate voting trust (the "Second Voting Trust"), under which James A. Wyant has sole and absolute discretion to vote such shares. The terms of the Second Voting Trust limit the power of James A. Wyant and Geraldco to dispose of the shares directly or indirectly, but provide James A. Wyant with an option to purchase the shares pursuant to terms established thereunder. The Second Voting Trust will terminate as of March 31, 2007, unless terminated earlier pursuant to its terms. James A. Wyant, in his capacity as voting trustee, may be deemed to be the beneficial owner of all the shares held in the First and Second Voting Trusts but he disclaims beneficial ownership of such shares, other than the shares held in the First Voting Trust for the benefit of Wyant & Company.

3. These shares of Common Stock include record ownership by Wyant & Company of 1,333,333 shares of Class E Exchangeable Preferred Stock of Wood Wyant Inc. (the "Class E Preferred Stock"), which are exchangeable, on demand and without additional consideration, for shares of Common Stock of Wyant on a one-for-one basis. Although Wyant & Company is the record owner of the Class E Preferred Stock, under the terms of a written agreement among Wyant & Company and certain of its shareholders, and by virtue of Lynneco's and Derekco's respective interests in Wyant & Company, each of Lynneco and Derekco is entitled to cause Wyant & Company to (i) exchange up to 111,111 shares of the Class E Preferred Stock for an equal number of shares of Common Stock and (ii) immediately thereafter, sell such shares of Common Stock and deliver to Derekco and Lynneco the net after-tax proceeds resulting from such sale. Accordingly, Wyant & Company disclaims beneficial ownership of the Class E Preferred Stock with respect to which Lynneco and Derekco retain investment control.

4. Includes 73,334 shares subject to stock options granted under Wyant's 1991 Stock Option Plan and 73,334 shares subject to stock options granted under Wyant's 1997 Stock Incentive Plan.

5. Includes 13,334 shares subject to stock options granted under Wyant's 1991 Stock Option Plan and 33,335 shares subject to stock options granted under Wyant's 1997 Stock Incentive Plan.

6. Includes 13,334 shares subject to stock options granted under Wyant's 1991 Stock Option Plan and 33,335 shares subject to stock options granted under Wyant's 1997 Stock Incentive Plan.

7. Includes 16,002 shares subject to the Non-Employee Director Options granted to Mr. Charles under Wyant's 1997 Stock Incentive Plan.

8. Includes 17,336 shares subject to the Non-Employee Director Options granted to Mr. Davis under Wyant's 1997 Stock Incentive Plan.

9. Includes 17,336 shares subject to the Non-Employee Director Options granted to Mr. Gallopo under Wyant's 1997 Stock Incentive Plan.

10. Includes 10,667 shares subject to stock options granted under Wyant's 1991 Stock Option Plan and 18,668 shares subject to stock options granted under Wyant's 1997 Stock Incentive Plan.

11. Includes 1,250,252 shares beneficially owned by the Wyant Voting Trusts, 10,000 shares beneficially owned by Wyant & Company, 1,111,111 shares of the Class E Preferred Stock beneficially owned by Wyant & Company and 320,015 shares subject to options held by the directors and executive officers of Wyant.

                             ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

NOMINEES

       Seven directors are to be elected by the shareholders at the Annual Meeting, each for a one-year term. Wyant's directors hold office until the next Annual Meeting of Shareholders and until successors are elected and have been qualified or until death, resignation or removal.

       Set forth below is information as of the Record Date regarding the nominees of the Board of Directors for election, each of whom has agreed to serve if elected. All of the nominees are currently directors of Wyant and were elected at Wyant's last annual meeting of shareholders.

       ROBERT E. BRIGGS, AGE 55, a director since 1997 and candidate for director, is a consultant and was President of Wyant's Health Care Division from May 1997 until its sale in July 1999. He joined Wyant as Vice President of Operations in August 1996. Prior to that, Mr. Briggs was the Director of Operations for American White Cross from 1993 to 1996. He started his career with Johnson & Johnson, spending 26 years in increasingly important roles and held a number of positions including Director of Operations for the Johnson & Johnson Film and Finishing Operations.

       RICHARD J. CHARLES, AGE 69, a director since 1997 and candidate for director, was a director of Wyant & Company, an affiliate of Wyant, from 1995 to March 1997. He has been Vice President -- Customer Service and Subsidiaries of the Paper Converting Machine Company of Green Bay, Wisconsin for 18 years.

       THOMAS R.M. DAVIS, AGE 52, a director since 1996 and candidate for director, was counsel to Wyant & Company from 1987 to March 1997 and to Wood Wyant Inc., Wyant's wholly owned Canadian subsidiary ("Wood Wyant"), since March 1997 and has been a partner in the Canadian law firm of McCarthy Tetrault since 1980.

       NICHOLAS A. GALLOPO, AGE 67, a director since 1996 and candidate for director, is a consultant and Certified Public Accountant. He retired as a partner of Arthur Andersen LLP in 1995 after 31 years with the firm. He also served as a director of Neuman Drug Company in 1995 and 1996.

       DONALD C. MACMARTIN, AGE 57, a director since 1995 and candidate for director, was President of Wyant & Company from 1994 until March 1997 and became Chairman, President and Chief Executive Officer of Wood Wyant in March 1997. Prior to that, he was President of Canstar Sports Inc., of Montreal, Quebec from 1992 to 1994 and President of Corby Distilleries Ltd., of Montreal, Quebec from 1989 to 1992. Since 1996, Mr. MacMartin has served as Wyant's Chief Executive Officer and the Chairman of the Board of Directors and, in addition since 1997, as its President.

       JOHN B. WIGHT, AGE 74, a director since 1995 and candidate for director, is a Canadian Chartered Accountant. He was a director of Wyant & Company from 1988 to March 1997.

       JAMES A. WYANT, AGE 47, a director since 1990 and candidate for director, has served as Vice Chairman of the Board of Directors since 1995 and was appointed Corporate Secretary of Wyant in March 1997. He was President and a director of Wyant & Company from 1986 until 1994, subsequently served as Vice Chairman of the Board of Directors until March 1997 and became President of Wyant & Company in March 1997. Mr. Wyant has also been a director and Vice Chairman of the Board of Directors of Wood Wyant since March 1997.

       The affirmative vote by the holders of a plurality of the shares of Common Stock entitled to vote at the Annual Meeting cast, in person or by properly executed proxy, will be required to act on the election of directors.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES (ITEM 1 ON THE PROXY CARD). UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES THEY RECEIVE FOR THOSE NOMINEES.

EXECUTIVE OFFICERS

       MARC A. D'AMOUR, AGE 42, was Vice President, Finance and Chief Financial Officer of Wyant & Company from 1994 until March 1997 and became Vice President, Finance and Chief Financial Officer of Wood Wyant in March 1997. Mr. D'Amour has served as Vice President, Chief Financial Officer and Treasurer of Wyant since March 1997. Prior to joining Wyant & Company, Mr. D'Amour held senior financial positions with Domtar Inc. after an eleven-year career with Price Waterhouse.

       The business experience, current position and related disclosure with respect to Wyant's other executive officers, each of whom is also a director of Wyant, is set forth above under "-- Nominees."

EXECUTIVE COMPENSATION

        Summary Compensation Tables

       The following table summarizes compensation earned in 1999, 1998 and 1997 by the Chief Executive Officer and the only other executive officers whose 1999 salary and bonus exceeded $100,000 (the "named officers")

                                    TABLE I
                        1999 SUMMARY COMPENSATION TABLE

                                                                                NUMBER OF
                                                                                  SHARES
NAME AND                                                      ALL OTHER         COVERED BY
PRINCIPAL POSITIONS           YEAR     SALARY      BONUS     COMPENSATION    STOCK OPTIONS(1)
-------------------           ----    --------    -------    ------------    ----------------
Donald C. MacMartin (2)...    1999    $275,946        -0-            -0-             -0-
Chairman, President and
  Chief...................    1998     269,633        -0-            -0-             -0-
Executive Officer.........    1997     245,582    $56,484            -0-          73,334
James A. Wyant (2)........    1999     148,461        -0-            -0-             -0-
Vice-Chairman and.........    1998     147,219        -0-            -0-             -0-
Corporate Secretary.......    1997     155,295     19,024            -0-             -0-
Robert E. Briggs..........    1999     130,872     30,000     $  200,000(3)          -0-
President, Wyant Health...    1998     190,000     42,750            -0-             -0-
Care Division.............    1997     158,461     25,000            -0-          33,335
Marc A. D'Amour (2).......    1999     131,242        -0-            -0-             -0-
Vice-President, Chief.....    1998     124,705        -0-            -0-             -0-
Financial Officer and
  Treasurer...............    1997     122,791     22,265            -0-          33,335

------------------

(1) The number of shares referred to in the table reflect the four-for-three stock split of the Common Stock effected on May 21, 1998 ("Stock Split")

(2) Compensation payments to Messrs. Donald C. MacMartin, James A. Wyant and Marc A. D'Amour were made in Canadian dollars and, accordingly, such payments have been converted to United States dollars using an average of the exchange rates in effect during 1999, 1998 and 1997 of U.S.$1.00 = Cdn. $1.4858, U.S.$1.00 = Cdn. $1.4835 and U.S.$1.00 = Cdn. $1.3844,
     respectively.

(3) This amount was paid to Mr. Robert E. Briggs pursuant to a change of control severance arrangement between Mr. Briggs and Wyant. The Wyant Health Care Division was sold in July 1999.

       On September 23, 1997, the Board of Directors, acting on the recommendation of a Special Subcommittee of the Compensation Committee of the Board of Directors, unanimously approved a Cdn. $300,000 loan from Wood Wyant to Donald C. MacMartin, the Corporation's Chairman, President and Chief Executive Officer. Mr. MacMartin absented himself from the meeting. Interest is payable annually based on Wood Wyant's cost of funds, which is at prevailing commercial market rates (at December 31, 1999, such rate was 6.25%); principal is payable at the rate of $15,000 annually, over a ten year period, with the balance payable at the end of such 10 year period. As of the Record Date, there is Cdn. $270,000 outstanding with respect to the loan.

                                    TABLE 2
                            1999 STOCK OPTIONS TABLE

                                              NUMBER OF SHARES
                                                 COVERED BY                 VALUE OF UNEXERCISED
                                            UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                                          AT DECEMBER 31, 1999 (1)        AT DECEMBER 31, 1999 (2)
                                        ----------------------------    ----------------------------
NAME                                    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                                    -----------    -------------    -----------    -------------
                                                                             $            $
Donald C. MacMartin.................      146,668            -0-             -0-            -0-
Robert E. Briggs....................       46,669            -0-             -0-            -0-
Marc A. D'Amour.....................       46,669            -0-             -0-            -0-

---------------

(1)  The number of shares referred to in this table reflect the Stock Split.

(2) Based on the price of $1.25 per share, the closing price of the shares on the Nasdaq SmallCap Market on December 31, 1999. None of the shares are in-the-money.

        Report of the Compensation Committee

       Wyant's executive compensation program is based upon creating shareholder value. All executive activities including Wyant strategic planning, management initiatives and overall financial performance are focused on increasing shareholder value. The Compensation Committee of the Board of Directors has established a program to:

       (1) Reward executives for long-term strategic management and the enhancement of shareholder value.

       (2) Integrate compensation programs with Wyant's annual and long-term strategic planning.

       (3) Support a performance-oriented environment that rewards performance not only with respect to Wyant goals but also Wyant performance as compared to industry performance levels.

       The total compensation program consists of both cash and equity-based compensation. The Compensation Committee determines the level of salary and bonuses, if any, for key executive officers based upon competitive norms. Actual salary changes are based upon performance.

       Long-term incentives are provided through the issuance of stock options, pursuant to Wyant's 1991 Stock Option Plan and 1997 Stock Incentive Plan. The 1997 Stock Incentive Plan also permits the granting of other types of stock-based awards. The Board has the power, subject to the provisions of these plans, and utilizing recommendations received from the Stock Option Committee, to determine the persons to whom and the dates on which awards will be granted, the number of shares subject to each award and the term and other conditions applicable to each award.

                             COMPENSATION COMMITTEE
                             James A. Wyant (Chair)
                               Richard J. Charles
                               Thomas R.M. Davis
                              Donald C. MacMartin
                                 John B. Wight

        Employment and Related Agreements with Named Executive Officers

       Pursuant to an employment agreement with Wood Wyant, James A. Wyant serves as Vice-Chairman of Wood Wyant and receives a base salary (Cdn. $220,584 in 1999 (US $148,461)), subject to annual increases based on the increase, if any, in the Consumer Price Index of Canada, bonus compensation based upon a specified formula and certain other benefits. Unless it is terminated earlier pursuant to its terms, such employment agreement will expire on December 31, 2001, subject to extension on a year-to-year basis thereafter. Mr. Wyant also serves as Vice-Chairman and Corporate Secretary of Wyant.

       Effective January 1, 1999, Donald C. MacMartin and Marc D'Amour entered into employment agreements with Wood Wyant and received a base salary of Cdn. $410,000 (US $275,946) and Cdn. $195,000 (U.S.$131,242), respectively, in 1999.
The agreements also provide for bonus compensation at the discretion of the Board of Directors of Wood Wyant and for certain other benefits. Mr. MacMartin serves as Chairman, President and Chief Executive Officer of Wood Wyant and Mr. D'Amour as Vice-President, Finance and Chief Financial Officer. Unless terminated earlier pursuant to their terms, the employment agreements will expire on December 31, 2001, subject to extension on a year-to-year basis thereafter. Mr. MacMartin also serves as Chairman, President and Chief Executive Officer of Wyant and Mr. D'Amour serves as Wyant's Vice-President, Chief Financial Officer and Treasurer.

       Pursuant to a retirement arrangement agreement dated June 27, 1994, as amended, between Mr. MacMartin and Wood Wyant, Wood Wyant agreed to provide Mr. MacMartin, on retirement or death, with supplementary retirement benefits to the extent that the benefits provided under such retirement arrangement exceed the benefits provided pursuant to Wood Wyant's defined benefit final average pension plan.

        Performance Graph

      Set forth below is a line graph comparing cumulative total shareholder return, over five years, upon an investment in the Common Stock with (artificially aggregated) an equivalent investment in (a) Nasdaq Stock Market companies (U.S.), and (b) those in the Paper and Allied Products index of the Nasdaq Stock Market:

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                               WYANT CORPORATION

Prepared by the Center for Research in Security Prices
Produced on 01/31/2000 including data to 12/31/1999

                                      GRAPH

                                     LEGEND

SYMBOL          CRSP TOTAL RETURNS INDEX FOR:          12/1994   12/1995   12/1996   12/1997   12/1998   12/1999
------          -----------------------------          -------   -------   -------   -------   -------   -------
------     M    Wyant Corporation                       100.0      94.8      63.8      89.7      59.8      23.0
 .. -- ..   q    Nasdaq Stock Market (US Companies)      100.0     141.3     173.9     213.1     300.2     542.4
- - - - -  O    NASDAQ Stocks (SIC 2600-2699 US         100.0     109.1     141.0     188.3     153.0     164.3
                Companies)
                Paper and allied products

 NOTES:
      A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
      B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
      C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
      D. The index level for all series was set to 100.0 on 12/30/1994.

        Standing Committees of the Board of Directors, Compensation Committee Interlocks and Insider Participation

       The Board of Directors has no Nominating Committee, but the Board of Directors as a whole nominates director candidates.

       The Board of Directors met thirteen times in 1999 to review financial information, corporate business strategies and general matters in respect of Wyant's business.

       The Executive Committee, comprised of Donald C. MacMartin, Thomas R.M. Davis, Nicholas A. Gallopo and James A. Wyant, met twice in 1999 to review business issues.

       The Audit Committee, comprised of Richard J. Charles, Nicholas A. Gallopo, John B. Wight and James A. Wyant, met three times during 1999 to review financial reporting matters and to discuss audit, internal control, information technology and other matters.

       The Compensation Committee, comprised of Richard J. Charles, Thomas R.M. Davis, Donald C. MacMartin, John B. Wight and James A. Wyant, met five times during 1999 to consider compensation principles and practices and the amounts to be paid to officers and senior employees.

       The Stock Option Committee, comprised of Richard J. Charles, Thomas R.M. Davis and Nicholas A. Gallopo, met once during 1999 to consider the grants of options to employees of Wyant and its subsidiaries.

       Donald C. MacMartin and James A. Wyant serve on the Compensation Committee and are also executive officers of Wyant. John B. Wight also serves on the Compensation Committee and is an employee of Wood Wyant. Mr. MacMartin and Mr. Wight do not participate in any decisions of the Compensation Committee concerning their own compensation. The Compensation Committee does not consider the compensation of Mr. Wyant.

       During 1999 all directors of Wyant attended 75% or more of the meetings of the Board of Directors and the committees on which they served.

        Compensation of Directors

       During 1999, each director of Wyant who was not an employee of the Company received an annual director's fee of $8,000 paid in equal quarterly installments. In addition, under Wyant's 1997 Stock Incentive Plan, options to purchase Common Stock at $2.875 per share were awarded during 1999 to the following directors: Richard J. Charles (1,334 shares), Thomas R.M. Davis (1,334 shares) and Nicholas A. Gallopo (1,334 shares). Under this plan, each new non-employee director of Wyant receives an option to purchase 13,334 shares of Common Stock upon joining the Board of Directors and each continuing non-employee director receives an option to purchase 1,334 shares of Common Stock for each year of service on the Board of Directors. The exercise price of each such option is equal to the fair market value of the covered shares at the time the option is granted. Lastly, during 1999, Mr. Davis, Mr. Gallopo and Mr. Charles each received a special fee of $1,000 paid in quarterly installments in respect of their services as chairmen of the Stock Option Committee, the Audit Committee, and the Special Committee, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       During 1999, the law firm of McCarthy Tetrault provided legal services to Wyant and Wood Wyant. Thomas R.M. Davis, a director of Wyant, is a member of the law firm of McCarthy Tetrault. In 1999, the fees paid by Wyant and Wood Wyant to McCarthy Tetrault were approximately Cdn. $68,000 (U.S. $46,000). These fees are comparable to the fees that Wyant and Wood Wyant would have paid to an unaffiliated law firm based on the legal services that were provided.

                      APPOINTMENT OF INDEPENDENT AUDITORS
                           (ITEM 2 ON THE PROXY CARD)

       The Board of Directors of Wyant has appointed the firm of Ernst & Young LLP, independent certified public accountants (the "Auditors"), to audit the accounts and certify the financial statements of Wyant for the fiscal year ending December 31, 2000. The appointment shall continue at the pleasure of the Board of Directors subject to approval by the shareholders of Wyant. The Auditors have acted as auditors of Wyant since 1997.

       The Board of Directors expects that one or more representatives of the Auditors will be present at the Annual Meeting. The Auditors will then be given the opportunity to make a statement and will be available to respond to appropriate questions.

       The affirmative vote by the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting cast, in person or by properly executed proxy, will be sufficient for the ratification of the appointment of the Auditors.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF ITEM 2 ON THE PROXY CARD. UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES THEY RECEIVE IN FAVOR OF ITEM 2.

                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

       Any shareholder who desires to present a proposal to the shareholders at the 2001 Annual Meeting must submit such proposal to Wyant (to the attention of the Corporate Secretary) no later than January 18, 2001 for such proposal to be considered for inclusion in the proxy statement for such Annual Meeting. Such proposal must also meet the other requirements of the Commission relating to shareholder proposals required to be included in such proxy statement.

       Shareholders who intend to present a proposal at the 2001 Annual Meeting without inclusion of such proposal in Wyant's proxy statement relating to such Annual Meeting are required to provide notice to Wyant of such proposal sixty days prior to the date of such Annual Meeting (Wyant's 2001 Annual Meeting is currently scheduled to take place on or about May 24, 2001). Wyant reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

                       WYANT'S ANNUAL REPORT ON FORM 10-K

       A copy of Wyant's Annual Report on Form 10-K for the year ended December 31, 1999, as filed with the Securities and Exchange Commission, may be obtained by writing to Wyant's Corporate Secretary.

                                          By Order of the Board of Directors,

                                          /S/ James A. Wyant
                                          -----------------------------
                                          James A. Wyant
                                          Corporate Secretary

Dated:  April 25, 2000
        Bridgewater, New Jersey

 THIS PROXY IS SOLICITED
BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF
 SHAREHOLDERS ON MAY 25,
          2000

    The undersigned, revoking all prior proxies, hereby appoints James A. Wyant and John B. Wight, or each or either of them with full power of substitution, as proxy or proxies of the undersigned, to vote all shares of common stock of WYANT CORPORATION that the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders of WYANT CORPORATION to be held on May 25, 2000, at 10:00 A.M. local time, at the Montreal Airport Hilton Hotel, 12505 Cote de Liesse Road, Dorval, Quebec, Canada H9P 1B7 or any adjournments or postponements thereof, including, without limiting such general authorization, the following proposals described in the accompanying Proxy Statement:

1. Election of Directors. Nominees: Robert E. Briggs, Richard J. Charles, Thomas
   R. M. Davis, Nicholas A. Gallopo, Donald C. MacMartin, John B. Wight, James
   A. Wyant.


                            [ ] FOR                [ ] WITHHELD           [ ] For, except vote withheld from the
                                                                          following nominee(s):
                                                                           -------------------------------------
                                                                          -------------------------------------

2. Approval of appointment of Ernst & Young LLP as independent certified public accountants.

                            [ ] FOR                [ ] AGAINST            [ ] ABSTAIN

3. Any other business as may properly come before the Annual Meeting or any adjournment thereof.

                            [X] Please mark your vote as in this
                            example.

(Continued and to be signed on reverse side).

[ ] I plan to attend the Annual Meeting on May 25, 2000.

Abstentions will be counted for purposes of determining whether a quorum is present. With respect to the votes represented in Proposals 1 and 2 above, votes withheld or abstentions will have no effect on determining whether these Proposals have been approved. This proxy is being solicited by the management of Wyant Corporation and will be voted as specified. If not otherwise specified, this proxy will be voted for the approval of each Proposal.

                                                Dated:___________________,2000

                                                _____________________________
                                                Signature of Shareholder(s)

                                                _____________________________
                                                Signature of Shareholder(s)

                                                This proxy should be dated,
                                                signed by the shareholder(s) and
                                                returned promptly in the
                                                enclosed envelope. Persons
                                                signing in a fiduciary capacity
                                                should so indicate.